UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2024

Progressive Care Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52684	32-0186005
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

400 Ansin Blvd., Suite A
Hallandale Beach, FL 33009
(Address of Principal Executive Offices) (Zip Code)

(305) 760-2053
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Release of Independent Registered Public Accounting Firm

On April 15, 2024, the board of directors (the “Board”) of Progressive Care Inc. (the “Company”) resolved to dismiss CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accountant. We informed CohnReznick of this determination on April 17, 2024, which was effective April 17, 2024.

CohnReznick was engaged by us on April 21, 2023. Since their engagement on April 21, 2023 and through the date of this form 8-K, CohnReznick has neither provided any adverse opinion or qualifications on our financial statements nor had a disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements that, if not resolved to CohnReznick’s satisfaction, would have caused CohnReznick to make reference to the subject matter of the disagreement in connection with the audit of the Company’s financial statements.

None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred during the period of the engagement of CohnReznick up to April 17, 2024, except that CohnReznick advised the Company of a material weakness in internal controls over the financial reporting related to a change in the deferred tax valuation allowance and other complex non-routine transactions as of December 31, 2023, as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2024.

We have provided CohnReznick with a copy of this report prior to its filing with the SEC and requested that CohnReznick furnish the Company with a letter addressed to the SEC stating whether or not CohnReznick agrees with the above statements. A copy of the letter from CohnReznick dated April 19, 2024, is attached hereto as Exhibit 16.1.

(b) New independent registered public accounting firm

We have engaged RBSM LLP (“RBSM”) as our independent registered public accounting firm, effective April 19, 2024. The decision to engage RBSM as our independent registered public accounting firm was approved by the Board. RBSM is the independent registered public accounting firm of our parent company NextPlat Corp (“NXPL”).

During the fiscal years ended December 31, 2022 and 2023, and through the date of this report, we have not consulted with RBSM regarding any of the following:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements;
2.
the type of audit opinion that might be rendered on the Company’s financial statements by RBSM, in either case where written or oral advice provided by RBSM would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or

3.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter of CohnReznick LLP, dated April 19, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Progressive Care Inc.

By	/s/ Charles M. Fernandez
Name:	Charles M. Fernandez
Title:	Chief Executive Officer

Date: April 22, 2024